Plastic2Oil®

JBI, Inc. Investor Update Call

Tuesday, April 2, 2013

JBI

Forward Looking Statements

The information presented in this presentation contains "forward-looking statements", within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Such forward-looking statements include, but are not limited to, statements with respect to management's current beliefs, plans, strategies, objectives, goals and expectations, including expectations about the future financial or operating performance of our Company and its projects, capital expenditures, capital needs, government regulation of the industry, environmental risks, limitations of insurance coverage, and the timing and possible outcome of regulatory matters, including the granting of patents and permits. Words such as "expect", "anticipate", "intend", "attempt", "may", "will", "plan", "believe", "seek", "estimate", and variations of such words and similar expressions are intended to identify such forward-looking statements.

The potential risks and uncertainties that could cause actual results to differ materially from those expressed, implied or forecasted herein may include, without limitation, risks associated with general business, economic, competitive, political and social uncertainties; risks associated with changes in project parameters as plans continue to be refined; risks associated with failure of plant, equipment or processes to operate as anticipated; risks associated with accidents or labor disputes; risks associated in delays in obtaining governmental approvals or financing, or in the completion of development or construction activities; risks associated with financial leverage and the availability of capital; risks associated with the price of commodities and the inability of our Company to control commodity prices; risks associated with the regulatory environment within which our Company operates; risks associated with litigation including the availability of insurance; and risks posed by competition.

Further information on the factors that could affect the Company's financial results can be found in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, which was filed on March 15, 2013.

JBI

Plastic2Oil

Plastic2Oil®

Overview

Kevin Rauber, CEO

JBI

JBI, Inc. Business Model


Feedstock


Processors


Fuel Sales

Plastic2Oil

Positives - Current Position

1. P2O processors production superior
2. Third processor online soon
3. Buyers for 100% of fuel produced
4. Progress with RockTenn
5. SEC action settled
6. Progress with other legal issues
7. New Board of Directors



JBI

Plastic2Oil

Leadership Position: P2O Technology

1. P2O technology processes at a faster rate than batch fed processes
2. Quality of emissions far exceed requirements of the New York State Department of Environmental Conservation (NYSDEC)
3. Fuel requires no further refinement
4. P2O system has a smaller footprint and lower capital cost
5. First permitted closed-loop system in North America
6. JBI's technology continues to evolve rapidly

Keys to Driving Profitability

1. Turn Processor #1 into a profit center
2. Decrease downtime & increase uptime of Processor #2
3. Get Processor #3 operational
4. Secure long-term feedstock supply contracts
5. Secure fuel buyers
6. Manage costs

New Initiative – Heat Transfer Fluid (HTF)


HTF



Hypothesis

Mixture of HTF and pre-processed plastic would deliver higher yields, at a faster rate

Plastic2Oil®

Financial Update

Matt Ingham, CFO

JBI

Balance Sheet Comparison 2012 vs 2011

- Cash balance increased $1.5 million
- Sales of Pak-It and Javaco reduced non-core assets on balance sheet of $1.1 million
- Property, plant and equipment and deposits on long term assets increased $3.7 million
- Reduction of accounts payable and accruals of $115,000
- Paid off all short term debt totaling $230,000

2012 Working Capital of approximately $2.9 million, an increase of $4.6 million form 2011 working capital deficit of ($1.7 million)

Year Over Year Revenue, COGs and GP Growth


700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
(100,000)
Fuel Revenue
OCC Revenue
Data Revenue
Fuel COGS
OCC COGS
Data COGS
Fuel GP
OCC GP
Data GP
COGs = Cost of Goods
GP = Gross Profit
2012
2011

JBI

Plastic2Oil

Breakdown of Cost Per Gallon


P2O Processors
& Plant Overhead
Freight
8%
9%
Feedstock
Procurement
45%
Feedstock
Pre-Processing
38%

2012 & 2011 Quarterly Data


($)
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
(50,000)
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Revenue
COGS
Gross Profit

2012 Financings

January 2012	$3.4 million private placement of common stock and stock warrants to purchase additional common stock
May 2012	$11.2 million private placement of common stock
December 2012 January 2013	$8.05 million private placement of Series B Convertible Preferred Stock

Total from 3 placements: approx. $22 million dollars

JBI

Plastic2Oil

Plastic2Oil®

Operational Update

Tony Bogolin, COO

JBI

Review of Key Operating Metrics

	2012	2011	Increase
Plastic Processed	1,700,000 lbs (845 tons)	680,000 lbs (314 tons)	169%
Fuel Produced	317,000 gallons	88,000 gallons	260%

JBI

Plastic2Oil

Fuel Products 2012

Fuel	Price per Gallon ($)	Cost per Gallon ($)	Gross Profit per Gallon ($)	Distribution (%)
Fuel Oil No. 2	2.64	2.09	0.53	33.3
Fuel Oil No. 6	1.89	2.09	-0.20	39.1
Naphtha	0.95	2.09	-1.14	27.6

JBI

Plastic2Oil

Plastic Feedstock Procurement Update

- Focus: Long-term, strategic partnerships with companies looking to improve their own environmental sustainability
- Predictability in flow and quality
- Feedstock approval stage – new to procurement process



JBI

Plastic2Oil®

Technology Update

John Bordynuik, Chief of Technology

JBI

2012 Highlights

February	Successfully brought the Processor #2 online at the Company's Niagara Falls plant
April	Independent third party engineering report validates & verifies technology and economics
July	Received amended solid waste permit to run at 4,000 lbs/hour
Q3 & Q4	Heat Transfer Fluid process testing and stack test

Validation & Publicity

Process Validation

- IsleChem
- SAIC
- NYSDEC
- Conestoga Rovers

Fuel Validation

- Intertek
- Petrolabs
- Alberta Research Council
- Southwest Research Institute
- 53 tankers shipped in 2012

Publicity

- The Discovery Channel (Canada)
- National Public Radio
- Buffalo Business First

Processor #1

- Single kiln unit
- No pre-melt
- Modified for HTF & plastic together
- Operates in limited capacity
- Used for production & R&D



Processor #2

- Technology running smoothly
- Modified for HTF
- Added a cyclone





JBI

Plastic2Oil

Processor #3





Processor #3





Plant Improvements

- Production management systems audit for operation of Processor #3
- Construction to prepare site for Processor #3
- Installation of an additional 50,000 gallons of fuel storage
- Processor #3 CAD drawings



Systems Audit & Operational Improvements



Operator
Chemical Engineer
Material Handler

Heat Transfer Fluid Process Improvement

Hypothesis

Mixture of HTF and pre-processed plastic would deliver higher yields, at a faster rate


HTF



Benefits:

1. Densification and heat transfer
2. Throughput increase

Permitting:

Applying to amend simple air permit and solid waste 360 permit

Pre-Processing Improvements

- Importance of densification to the process
- Harris Group – Recommended by SAIC
- International engineering firm with depth of expertise
- Focus on pre-process improvement



JBI

Plastic2Oil

Plastic2Oil®

Final Notes

Kevin Rauber, CEO

JBI

Final Notes

- Future Financings
- RockTenn Partnership
- Uplisting



JBI

Plastic2Oil

Plastic2Oil®

JBI, Inc. Investor Update Call

Tuesday, April 2, 2013

JBI